UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2022
Date of Report (date of earliest event reported)
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On June 24, 2022, Spirit Airlines, Inc., a Delaware corporation (“Spirit”), Frontier Group Holdings, Inc., a Delaware corporation (“Frontier”), and Top Gun Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of Frontier ( “Merger Sub”), entered into Amendment No. 2 (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of February 5, 2022 (as previously amended, the “Merger Agreement”), by and among Spirit, Frontier and Merger Sub, pursuant to which and subject to the terms and conditions therein, Merger Sub will merge with and into Spirit, with Spirit continuing as the surviving entity (the “Merger”).

The Second Amendment amends the Merger Agreement to increase the amount of the cash consideration payable to Spirit stockholders by an additional $2.00 per share, for an aggregate cash amount, without interest, equal to $4.13 per share of Spirit common stock, minus, to the extent paid or payable, the $2.22 per share dividend described in the following paragraph (the “Per Share Cash Consideration”).

The Second Amendment also provides that, following a Spirit stockholder vote in favor of the Merger Agreement, a portion of the cash consideration will be paid in advance in the form of a cash dividend to Spirit stockholders as of a record date to be determined (the “Prepayment Dividend”) equal to $2.22 per share of Spirit common stock (the “Prepayment Dividend Amount”) on October 3, 2022, or any other date determined by Spirit and consistent with applicable law (the “Dividend Payment Date”). Frontier will make a non-interest bearing loan to Spirit in an amount equal to $241,100,000 in connection with the dividend. In the event that the Merger Agreement is terminated and the reverse termination fee is payable, the amount of this loan would be offset against the reverse termination fee owed by Frontier to Spirit.

The Second Amendment also provides that outstanding Spirit restricted stock units (including Spirit performance market stock units) and Spirit performance share awards granted in fiscal year 2022 will be converted into the right to receive a Frontier restricted stock unit award and an amount of cash equal to the sum of (x) the Per Share Cash Consideration and (y) the Prepayment Dividend Amount, solely to the extent the Prepayment Dividend has been paid or is payable to Spirit stockholders and no adjustment or payment has been made in respect of the related Spirit equity awards prior to the closing under the Spirit equity award plan to reflect the Prepayment Dividend. Further, Spirit performance share awards granted prior to fiscal year 2022 will entitle each holder to receive the number of shares of Spirit common stock that are earned based on target performance as of immediately prior to the closing, pro-rated based on the number of whole months elapsed from the first day of the applicable performance period until the closing date, with any such shares of Spirit common stock so delivered converted into the right to receive an amount of cash equal to the sum of (x) the Per Share Cash Consideration and (y) the Prepayment Dividend Amount, solely to the extent the Prepayment Dividend has been paid or is payable to Spirit stockholders and no adjustment or payment has been made in respect of the related Spirit performance share award prior to the closing under the Spirit equity award plan to reflect the Prepayment Dividend. Further, any outstanding Spirit restricted stock units (including performance market stock units), Spirit performance share awards granted prior to fiscal year 2022 or Spirit performance share awards granted in fiscal year 2022 that vest during the period commencing on the Dividend Payment Date and ending on the day immediately prior to the closing date shall receive an amount of cash equal to the Prepayment Dividend Amount upon the vesting of such equity awards, provided that no adjustment or payment has been made in respect of the related Spirit equity awards prior to the closing under the Spirit equity award plan to reflect the Prepayment Dividend.

The Second Amendment also increases the reverse termination fee payable by Frontier to $350,000,000.

The Second Amendment also increases the number of board seats of the combined company to be determined by the board of directors of Frontier by one and decreases the number of board seats of the combined company to be determined by the board of directors of Spirit by one.

Except as modified by the Second Amendment, the terms of the Merger Agreement in the form filed by Spirit as Exhibit 2.1 to the Current Report on Form 8-K filed by Spirit on February 7, 2022 with the U.S. Securities and Exchange Commission (“SEC”), as amended by the Amendment to the Agreement and Plan of Merger, dated June 2, 2022, by and among Spirit, Frontier and Merger Sub, are unchanged.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Additional Information About the JetBlue Tender Offer

Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit’s Investor Relations website at https://ir.spirit.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information Will be Filed with the SEC

Frontier has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction, that included a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com.

Participants in the Solicitation

Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier’s directors and executive officers is contained in Frontier’s definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 30, 2022.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier’s, Spirit’s and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier’s, Spirit’s and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. All written and oral forward-looking statements concerning the Frontier merger or other matters addressed in this communication and attributable to Frontier, Spirit, JetBlue or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier’s cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier’s operations including capital expenditures over the next 12 months; Frontier’s expectation that based on the information presently known to management, the potential liability related to Frontier’s current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies’ expectation as to the likelihood of receipt of antitrust approvals; JetBlue’s ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned “Risk Factors” in Frontier’s, Spirit’s and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated June 24, 2022, by and among Spirit Airlines, Inc., Frontier Group Holdings, Inc. and Top Gun Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2022	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel